Exhibit 10.1
PROQUEST COMPANY
WAIVER
Re:
Note Purchase Agreement Dated as of October 1, 2002
and
Note Purchase Agreement Dated as of January 31, 2005
and
Credit Agreement dated as of January 31, 2005
and
Credit Agreement dated as of May 2, 2006
and
Waiver and Omnibus Amendment Agreement dated as of May 2, 2006
Dated as of October 20, 2006
ProQuest Company
777 Eisenhower Parkway
Ann Arbor, MI 48106
Ladies and Gentlemen:
     Reference is made to (a) that certain Credit Agreement dated as of January 31, 2005 (as amended, restated or otherwise modified prior to the date hereof and as amended or otherwise modified from time to time in accordance with the terms thereof, the “2005 Credit Agreement”) among ProQuest Company, a Delaware corporation (the “Company”), the financial institutions that are or may from time to time become parties thereto (together with their respective successors and assigns, the “Bank Lenders”) and LaSalle Bank Midwest National Association, f/k/a Standard Federal Bank, N.A., as administrative agent for the Bank Lenders (in such capacity, the “Bank Agent”, and in its capacity as collateral agent for the Bank Lenders, the Noteholders and the 2006 Lenders under the Intercreditor Agreement, together with its successors and assigns in such capacity, the “Collateral Agent”), (ii) that certain Note Purchase Agreement dated as of October 1, 2002, between the Company and the respective purchasers which are a party thereto, as amended by that certain First Amendment to Note Purchase Agreement dated as of January 31, 2005 (as amended, restated or otherwise modified prior to the date hereof and as amended or otherwise modified from time to time in accordance with the terms thereof, the “2002 Note Purchase Agreement”), (iii) that certain Note Purchase Agreement dated as of January 31, 2005 (as amended, restated or otherwise modified prior to the date hereof and as amended or otherwise modified from time to time in accordance with the terms thereof, the “2005 Note Purchase Agreement” and together with the 2002 Note Purchase Agreement, collectively, the “Note Purchase Agreements”), between the Company and the respective purchasers which are a party thereto, (iv) that certain Credit Agreement dated as of May 2, 2006 (as amended or otherwise modified from time to time in accordance with the terms thereof, the “2006 Credit Agreement”), among the Company, the institutions that are or may from time to time become parties thereto (together with their respective successors and assigns, the “2006 Lenders”), and ING Investment Management, LLC, as administrative agent for the 2006 Lenders, and (v) the Waiver and Omnibus Amendment Agreement dated as of May 2, 2006 (the “Waiver and Omnibus Amendment Agreement”) among the Company, the Subsidiary Guarantors, the Collateral Agent, the Bank Lenders, the Noteholders, and the 2006 Lenders (such parties, other than the Company and the Subsidiary Guarantors, collectively, the “Creditor Parties”). All capitalized terms used herein that are not otherwise defined herein have the meanings given to such terms in the Waiver and Omnibus Amendment Agreement.
     The Company has advised the Creditor Parties that the Company desires to sell all of the stock of its Subsidiary, ProQuest Business Solutions Inc., on terms and conditions substantially the same as those set forth in the form of [Stock and Asset Purchase Agreement (the “Draft Stock Purchase Agreement”) attached as Exhibit A to this Waiver (the “Sale”)], and the Company has requested that the Required Creditor Group waive the provisions of Sections 2.1(c) of the covenants set forth on Exhibit E to the Waiver and Omnibus Amendment Agreement, which are pursuant to the terms thereof incorporated into each of the Note Purchase Agreements and Credit Agreements, to the extent necessary (but only to the extent necessary) to permit the Company (a) to enter into an agreement substantially on the terms and conditions set forth in the Draft Stock Purchase Agreement (the “Execution Waiver”), and (b) to consummate such Sale (the “Consummation Waiver”).
     Upon execution of this Waiver by the Company and by Noteholders constituting the Required Greater Noteholder Group and Bank Lenders constituting the Required Bank Lenders, which together will constitute the Required Creditor Group, (a) the Execution Waiver is granted, and (b) conditioned on satisfaction of the Waiver Conditions, the Consummation Waiver is granted. As used herein, the “Waiver Conditions” means that (i) the Sale is consummated on or before December 31, 2006, (ii) all of the Proceeds from the Sale other than the Permitted Deductions shall be paid by the purchaser directly to the Collateral Agent, by wire transfer of immediately available funds in accordance with wire transfer instructions to be provided by the Collateral Agent for such purpose, for allocation, application and distribution as Secured Obligation Distributions in accordance with the terms of the Intercreditor Agreement and (iii) an amendment to the Waiver and Omnibus Amendment Agreement is executed by the Company, the Subsidiary Guarantors and the Creditor Parties in accordance with the terms of the commitment letter with respect to such amendment, dated as of the date hereof. As used herein, the “Permitted Deductions” means the categories of expenses of sale and other payments to be made by the Company that are listed on Schedule A attached to this Waiver in amounts that do not exceed, with respect to each such category, the lesser of (x) the actual expenses for such category that have been documented to the satisfaction of the Required Greater Noteholder Group and the Required Bank Lenders, and (y) the respective maximum amounts for such category that are listed on Schedule A attached to this Waiver, but not any other categories of expenses or payments.
     Whether or not this Waiver is approved by the Required Creditor Group and thereby takes effect, the Company agrees to pay on the date hereof all reasonable out-of-pocket expenses of the Noteholders and Bank Lenders in connection with the preparation, negotiation, execution and delivery of this Waiver (the “Noteholder and Bank Lender Expenses”), including, but not

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limited to, the reasonable fees and disbursements of the Noteholders’ Special Counsel, Bingham McCutchen LLP, and the Bank Lenders’ special counsel, Dickinson Wright PLLC.
     Except to the extent expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not be deemed (i) to operate as a waiver of any right, power or remedy of any of the Creditor Parties under the Note Purchase Agreements, the Credit Agreements, the Waiver and Omnibus Amendment Agreement, or any other agreement or instrument, or constitute a waiver of any provision thereunder, (ii) except to the limited extent set forth herein, to operate as a waiver of the covenants set forth in Section 2.1 of Exhibit E to the Waiver and Omnibus Amendment Agreement (as incorporated into the Note Purchase Agreements and Credit Agreements), or (iii) to prejudice any rights which any of the Creditor Parties now have or may have in the future under or in connection with the Note Purchase Agreements, the Credit Agreements, the Waiver and Omnibus Amendment Agreement, or any other documents or instruments referred to therein or executed in connection therewith. All terms and conditions of the Note Purchase Agreements, the Credit Agreements, and the Waiver and Omnibus Amendment Agreement shall remain unchanged and in full force and effect, except as, and to the extent, set forth in this Waiver.
     To induce the Noteholders and Bank Lenders to enter into this Waiver, the Company represents and warrants to the Noteholders and Bank Lenders, on and as of the date this Waiver takes effect, that (a) no Default or Event of Default has occurred and is continuing, and (b) no Default or Event of Default will occur by virtue of the Company’s consummating the Sale and performing its obligations in connection therewith.
     This Waiver and all acceptances hereof may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile or other electronic transmission of an executed counterpart of this Waiver shall have the same effect as the original executed counterpart.
     THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING ANY CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE
     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Waiver and return the same to us in care of the Noteholders’ Special Counsel, One State Street, Hartford, Connecticut 06103, Attention: Daniel Papermaster (Facsimile: (860-240-2800). Upon (a) the execution and delivery to Noteholders’ Special Counsel on or before October 20, 2006 of this Waiver by the Company and the Required Credit Group, and (b) payment by the Company of the Noteholder and Bank Lender Expenses, the waiver set forth herein shall be deemed to be effective.
[Remainder of page intentionally left blank. Next page is signature page.]

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Very truly yours,
LASALLE BANK MIDWEST NATIONAL ASSOCIATION,
as Bank Agent, as Collateral Agent and as a Bank Lender

By:	/s/ Ronald R. Valentine
Name:	Ronald R. Valentine
Title:	First Vice President
HARRIS N.A.

By:	/s/ Lana Powers
Name:	Lana Powers
Title:	Vice President
BANK OF AMERICA, N.A.

By:	/s/ John W. Woodiel III
Name:	John W. Woodiel III
Title:	Senior Vice President
NATIONAL CITY BANK OF THE MIDWEST

By:	/s/ Robert A. Henry
Name:	Robert A. Henry
Title:	Vice President
LLOYDS TSB BANK PLC

By:	/s/ S.J. Taylor
Name:	S.J. Taylor
Title:	SVP & CCO
U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph L. Svehla
Name:	Joseph L. Svehla
Title:	Vice President
ALLIED IRISH BANKS PLC

By:	/s/ Shreya Shah
Name:	Shreya Shah
Title:	Vice President

By:	/s/ Margaret Brennan
Name:	Margaret Brennan
Title:	Senior Vice President
[Signature Page to October, 2006 Proquest PBS Waiver ]

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director
VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director
CREDIT SUISSE INTERNATIONAL

By:	/s/ Irina
Name:	Irina
Title:	Vice President

By:	/s/ Allison Wilkinson
Name:	Allison Wilkinson
Title:	Assistant Vice President Operations
FERNWOOD FOUNDATION FUND LLC
By: Intermarket Corporation

By:	/s/ David B. Forer
Name:	David B. Forer
Title:	Managing Director
FERNWOOD ASSOCIATES LLC
By: Intermarket Corporation

By:	/s/ David B. Forer
Name:	David B. Forer
Title:	Managing Director
FERNWOOD RESTRUCTURINGS LTD.

By:	/s/ David B. Forer
Name:	David B. Forer
Title:	Director
[Signature Page to October, 2006 Proquest PBS Waiver ]

FIFTH THIRD BANK, EASTERN MICHIGAN

By:	/s/ Thomas J. Fischer
Name:	Thomas J. Fischer
Title:	Vice President
ING INVESTMENT MANAGEMENT LLC,
as Administrative Agent for the 2006 Lenders

By:	/s/ Gregory R. Addicks
Name:	Gregory R. Addicks
Title:	Vice President

By:	/s/ Christopher P. Lyons
Name:	Christopher P. Lyons
Title:	Senior Vice President
RELIASTAR LIFE INSURANCE COMPANY
ING LIFE INSURANCE AND ANNUITY COMPANY
By: ING Investment Management LLC, as Agent

By:	/s/ Gregory R. Addicks
Name:	Gregory R. Addicks
Title:	Vice President

By:	/s/ Christopher P. Lyons
Name:	Christopher P. Lyons
Title:	Senior Vice President
METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ C. Scott Inglis
Name:	C. Scott Inglis
Title:	Managing Director
METROPOLITAN TOWER LIFE INSURANCE COMPANY
By: Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ C. Scott Inglis
Name:	C. Scott Inglis
Title:	Vice President
[Signature Page to October, 2006 Proquest PBS Waiver ]

METLIFE INVESTORS INSURANCE COMPANY
By: Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ C. Scott Inglis
Name:	C. Scott Inglis
Title:	Managing Director
METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	/s/ C. Scott Inglis
Name:	C. Scott Inglis
Title:	Vice President
JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Michael J. Tiberii
Name:	Michael J. Tiberii
Title:	Director
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ Michael J. Tiberii
Name:	Michael J. Tiberii
Title:	Authorized Signatory
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Michael J. Tiberii
Name:	Michael J. Tiberii
Title:	Authorized Signatory
MANULIFE INSURANCE COMPANY

By:	/s/ Michael J. Tiberii
Name:	Michael J. Tiberii
Title:	Authorized Signatory
JOHN HANCOCK INSURANCE COMPANY OF VERMONT

By:	/s/ Michael J. Tiberii
Name:	Michael J. Tiberii
Title:	Authorized Signatory
[Signature Page to October, 2006 Proquest PBS Waiver ]

PRINCIPAL LIFE INSURANCE COMPANY
By: Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ Joellen J. Watts
Name:	Joellen J. Watts
Title:	Counsel

By:	/s/ Debra Svoboda EPP
Name:	Debra Svoboda EPP
Title:	Counsel
RGA REINSURANCE COMPANY
By: Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ Joellen J. Watts
Name:	Joellen J. Watts
Title:	Counsel

By:	/s/ Debra Svoboda EPP
Name:	Debra Svoboda EPP
Title:	Counsel
AVIVA LIFE INSURANCE COMPANY
By: Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ Joellen J. Watts
Name:	Joellen J. Watts
Title:	Counsel

By:	/s/ Debra Svoboda EPP
Name:	Debra Svoboda EPP
Title:	Counsel
COMERICA BANK & TRUST, NATIONAL ASSOCIATION,
Trustee to the Trust created by Trust Agreement dated October 1, 2002

By:	/s/ Celeste Ludwig
Name:	Celeste Ludwig
Title:	AVP - Trust Administrator
[Signature Page to October, 2006 Proquest PBS Waiver ]

IDS LIFE INSURANCE COMPANY

By:	/s/ Thomas W. Murphy
Name:	Thomas W. Murphy
Title:	Vice President - Investments
IDS LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Thomas W. Murphy
Name:	Thomas W. Murphy
Title:	Vice President - Investments
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By: CIGNA Investments, Inc. (authorized agent)

By:	/s/ Lori E. Hopkins
Name:	Lori E. Hopkins
Title:	Vice President
LIFE INSURANCE COMPANY OF NORTH AMERICA
By: CIGNA Investments, Inc. (authorized agent)

By:	/s/ Lori E. Hopkins
Name:	Lori E. Hopkins
Title:	Vice President
BANC OF AMERICA SECURITIES LLC

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Thomas M. Donohue
Name:	Thomas M. Donohue
Title:	Managing Director
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Thomas M. Donohue
Name:	Thomas M. Donohue
Title:	Managing Director
[Signature Page to October, 2006 Proquest PBS Waiver ]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Roi G. Chandy
Name:	Roi G. Chandy
Title:	Director
PACIFIC LIFE INSURANCE COMPANY
(Nominee: Mac & Co.)

By:	/s/ Bernard J. Dougherty
Name:	Bernard J. Dougherty
Title:	Assistant Vice President

By:	/s/ Cathy Schwartz
Name:	Cathy Schwartz
Title:	Assistant Secretary
REASSURE AMERICA LIFE INSURANCE COMPANY
By: Swiss Re Asset Management (Americas) Inc.

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Vice President
SWISS RE LIFE & HEALTH AMERICA INC.
By: Swiss Re Asset Management (Americas) Inc.

By:	/s/ John H. DeMallie
Name:	John H. DeMallie
Title:	Vice President
FORT DEARBORN LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:	/s/ Thomas B. Houghton
Name:	Thomas B. Houghton
Title:	Vice President
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
By: Advantus Capital Management, Inc.

By:	/s/ Thomas B. Houghton
Name:	Thomas B. Houghton
Title:	Vice President
[Signature Page to October, 2006 Proquest PBS Waiver ]

THE OHIO CASUALTY INSURANCE COMPANY

By:	/s/ Paul Gerard
Name:	Paul Gerard
Title:	Senior Vice President
SECURITY FINANCIAL LIFE INSURANCE CO.

By:	/s/ Victor Weber
Name:	Victor Weber
Title:	Senior Director - Investments
NATIONAL BENEFIT LIFE INSURANCE COMPANY
By: Conning Asset Management Company, its Investment Manager

By:	/s/ Robert M. Mills
Name:	Robert M. Mills
Title:	Senior Vice President
PRIMERICA LIFE INSURANCE COMPANY
By: Conning Asset Management Company, its Investment Manager

By:	/s/ Robert M. Mills
Name:	Robert M. Mills
Title:	Senior Vice President
Accepted and Agreed:
PROQUEST COMPANY

By:	/s/ Richard Surratt
Name:	Richard Surratt
Title:	Senior Vice President and CFO
[Signature Page to October, 2006 Proquest PBS Waiver ]

SCHEDULE A
LIST OF PERMITTED DEDUCTIONS

		Maximum Amount Permitted to be
Category		included in Permitted Deductions
1.	Investment banker fees	$7,500,000

2.	Transaction costs (legal and other closing fees)	$4,000,000

3.	Transfer to I&L UK to cover existing overdrafts and required working capital	$8,000,000

4.	Amounts to resolve UK pension issues	$5,600,000

5.	Retirement benefit plan obligation to PBS employees	$3,100,000

6.	PBS annual bonus	$2,500,000

7.	Quarterly sales bonuses	$300,000

8.	Transaction sales incentives bonuses	$1,500,000

	Total	$32,500,000
Schedule A-1

EXHIBIT A
[FORM OF STOCK AND ASSET PURCHASE AGREEMENT]
Attached.
Schedule A-1